                                               PROSPECTUS   MAY 31, 2000

   PRUDENTIAL
   TAX-MANAGED SMALL-CAP FUND, INC.

     FUND TYPE Stock

     OBJECTIVE Long-term capital appreciation

                               BUILD ON THE ROCK

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------

1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
2       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
11      Investment Risks

15      HOW THE FUND IS MANAGED
15      Board of Directors
15      Manager
15      Investment Adviser
15      Portfolio Managers
16      Distributor

17      FUND DISTRIBUTIONS AND TAX ISSUES
17      Distributions
18      Tax Issues
19      If You Sell or Exchange Your Shares

21      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
21      How to Buy Shares
29      How to Sell Your Shares
33      How to Exchange Your Shares
34      Telephone Redemptions or Exchanges

35      FINANCIAL HIGHLIGHTS
35      Class A Shares
36      Class B Shares
37      Class C Shares
38      Class Z Shares

39      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC. (formerly known as Prudential Small-Cap Quantum Fund, Inc.), which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM CAPITAL APPRECIATION. We seek investments whose price we expect to increase over several years. We normally invest at least 80% of the Fund's total assets in equity-related securities of small-cap U.S. companies. We consider small-cap companies to be those with market capitalizations like those found in the Standard & Poor's 600 Small Capitalization Stock Index (S&P SmallCap 600 Index).
    We also try to reduce the taxes shareholders pay on the Fund's investment income and capital gains. Part of our goal is to outperform the S&P SmallCap 600 Index on a before and after-tax basis. We try to limit taxes by attempting to avoid short-term capital gains and by selling securities that have fallen in value in order to generate losses that can be used to offset realized capital gains on other securities. We may use hedging techniques to help limit taxable income and capital gains.
    Equity-related securities in which the Fund primarily invests are common stocks, convertible securities and nonconvertible preferred stocks. In addition, the Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.

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HOW WE INVEST
A team of Prudential Investments' quantitative portfolio managers manages the Fund using their judgment and a quantitative stock selection model to evaluate growth potential, valuation, liquidity and investment risk. They try to select common stocks and convertible securities that will provide strong capital appreciation, while trying to limit both the effects of taxation and the differences in portfolio characteristics from those of the S&P Small-Cap 600 Index.
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                                                                               1

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in equity-related securities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the stock prices of large company stocks and they may also present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index and may, in fact, decline more than the S&P SmallCap 600 Index. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
    Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.
    The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher brokerage commissions and other costs and can affect the Fund's performance.
    While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, including through the use of hedging techniques, the Fund expects to distribute taxable income or capital gains from time to time.
    Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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2  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.             [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS* (CLASS A SHARES)



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998                                          -10.45%
1999                                            1.01%
BEST QUARTER: 16.80% ( 2nd quarter of 1999)
WORST QUARTER: -23.77% (3rd quarter of 1998)


* THE ANNUAL RETURN DOES NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURN WOULD BE LOWER THAN THAT SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER, THE ANNUAL RETURNS WOULD ALSO HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS A SHARES FOR THE QUARTER ENDED 3-31-00 WAS 3.46%.
  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                                  1 YR                    SINCE INCEPTION
  Class A shares                                      18.49%      -4.49% (since 11-10-97)
  Class B shares                                      18.91%      -4.48% (since 11-10-97)
  Class C shares                                      21.67%      -3.56% (since 11-10-97)
  Class Z shares                                      25.07%      -2.18% (since 11-10-97)
  S&P SmallCap 600 Index(2)                           12.41%      5.52% (since 11-10-97)
  Lipper Average(3)                                    6.21%      -0.85% (since 11-10-97)

1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURN WOULD HAVE BEEN LOWER.
2                       THE S&P SMALLCAP 600 INDEX--AN UNMANAGED CAPITAL-WEIGHTED
                        INDEX OF 600 SMALLER COMPANY U.S. COMMON STOCKS THAT COVER
                        ALL INDUSTRY SECTORS--GIVES A BROAD LOOK AT HOW SMALL-CAP
                        STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE
                        THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A
                        MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED
                        THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE
                        SECURITIES IN THE S&P SMALLCAP 600 INDEX MAY BE VERY
                        DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER SMALL CAP VALUE FUNDS CATEGORY
                        AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. SOURCE: LIPPER INC.

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                                                                               3

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                             5%       None         1%       None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None      5%(2)      1%(3)       None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Management fees                                   .60%       .60%       .60%       .60%
  + Distribution and service (12b-1) fees           .30%(4)   1.00%      1.00%       None
  + Other expenses                                  .60%       .60%       .60%       .60%
  = Total annual Fund operating expenses           1.50%      2.20%      2.20%      1.20%
  - Fee waiver                                      .05%(4)    None       None       None
  = NET ANNUAL FUND OPERATING EXPENSES             1.45%(4)   2.20%      2.20%      1.20%

1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING 3-31-01, THE DISTRIBUTOR OF THE
                        FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND
                        SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE
                        AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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4  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.             [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                       $640        $946      $1,273      $2,197
  Class B shares                                       $723        $988      $1,280      $2,274
  Class C shares                                       $421        $781      $1,268      $2,609
  Class Z shares                                       $122        $381       $ 660      $1,455

You would pay the following expenses on the same investment if you did not sell your shares:

                                                     1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                       $640        $946      $1,273      $2,197
  Class B shares                                       $223        $688      $1,180      $2,274
  Class C shares                                       $321        $781      $1,268      $2,609
  Class Z shares                                       $122        $381       $ 660      $1,455

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                                                                               5

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price we expect will increase over several years. In pursuing our objective of long-term capital appreciation, we normally invest at least 80% of the Fund's total assets in EQUITY-RELATED SECURITIES of SMALL-CAP COMPANIES, like those found in the S&P SmallCap 600 Index. Part of our goal is to outperform the S&P SmallCap 600 Index on a before and after-tax basis. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. The market capitalization ranges of the Index change every month but, as of March 31, 2000, the range was from $17 million to $6,080 million, with a weighted average market value of $466 million. Market capitalization is measured at the time of initial purchase; the range of market capitalization may change at our discretion to reflect industry norms. If a company's market capitalization grows above "small-cap," we do not have to sell that company's security. The Fund is not sponsored by or affiliated with S&P. While we make every effort to achieve our objective, we can't guarantee success.
    The Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include warrants and rights that can be exercised to obtain stock; equity investments in various types of business ventures; including partnerships and joint ventures; real estate investment trusts (REITS); American Depositary Receipts (ADRs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities.

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OUR TAX-MANAGED APPROACH
Taxes are a major influence on the net returns that you receive on your taxable investments. We try to achieve long-term after-tax returns for you by managing our investments so as to limit and defer the taxes you incur as a result of your investment in the Fund.
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6  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

    We try to limit taxes by attempting to avoid short-term capital gains. We also try to limit taxes on investment income by investing in lower-yielding equity securities. However, a portion of the Fund's securities may offer high potential capital appreciation and a yield component.
    Generally, we consider selling a security when its expected return has decreased and for other reasons such as risk reduction or industry or sector considerations. When deciding whether to sell securities, we will consider the negative tax impact of realizing capital gains and the positive tax impact of realizing capital losses. We sometimes may defer the sale of a security until the realized capital gain would qualify as a long-term capital gain. We also may sell a security to realize a capital loss that can be used to offset realized capital gains. When selling a portion of a holding, we may sell those securities with a higher cost basis first. The portfolio managers may employ tax-advantaged hedging techniques such as using options to protect the value of a holding without selling the security.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
The Fund can invest up to 20% of its total assets in stocks and other equity-related securities of foreign issuers. For purposes of the 20% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS
The Fund may hold cash or invest in high-quality MONEY MARKET INSTRUMENTS for cash management purposes, including commercial paper of
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

REPURCHASE AGREEMENTS
The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash, high-quality MONEY MARKET INSTRUMENTS or repurchase agreements. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows and the Fund will lose money if the price of the security
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8  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

DERIVATIVE STRATEGIES
TAX-ADVANTAGED HEDGING
To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited--certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law.
    We expect that by using various tax management strategies, we can reduce the extent to which you incur taxes on Fund distributions of income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.

OTHER DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns.
We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date.
We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.
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                                                                               9

HOW THE FUND INVESTS
------------------------------------------------

OPTIONS. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell financial futures contracts and related options on stock indexes and foreign currencies. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index.
    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."
ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction);
and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market within or outside the United States and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
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10  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS   RISKS                          POTENTIAL REWARDS
-----------------------------------------------------------------------------------
  STOCKS OF SMALL-CAP      -- Individual stocks           -- Historically, stocks
  COMPANIES                     could lose value               have outperformed
  AT LEAST 80%             -- The equity markets              other investments
                               could go down,                 over the long term
                               resulting in a             -- Generally, economic
                               decline in value of            growth means higher
                               the Fund's                     corporate profits,
                               investments                    which leads to an
                           -- Stocks of small                 increase in stock
                               companies are more             prices, known as
                               volatile and may               capital appreciation
                               decline more than          -- Highly successful
                               those in the S&P 500            small- cap companies
                               Index                          can outperform larger
                           -- Small-cap companies             ones
                               are more likely to
                               reinvest earnings and
                               not pay dividends
                           -- Changes in interest
                               rates may affect the
                               securities of small
                               companies more than
                               the securities of
                               larger companies
                           -- Changes in economic or
                               political conditions,
                               both domestic and
                               international, may
                               result in a decline
                               in value of the
                               Fund's investments
-----------------------------------------------------------------------------------

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                                                                              11

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  TAX-RELATED INVESTING         -- Sharply rising market       -- Lower current taxes
  AT LEAST 80%                      may limit the ability           and future tax
                                    to generate tax                liability
                                    losses                     -- Higher after-tax
                                -- Sharply falling market           returns
                                    may create
                                    unavoidable increases
                                    in dividend yield
                                -- Tax law changes may
                                    limit the
                                    effectiveness of some
                                    strategies
                                -- Excessive shareholder
                                    redemptions may
                                    require realizing
                                    unintended capital
                                    gains
                                -- Lower pre-tax returns
----------------------------------------------------------------------------------------
  STOCKS OF LARGER U.S.         -- Similar risks to small      -- Not as likely to lose
  COMPANIES                         U.S. companies                 value as stocks of
  UP TO 20%                     -- Companies that pay              small companies
                                    dividends may not do       -- May be a source of
                                    so if they don't have          dividend income
                                    profits or adequate
                                    cash flow
----------------------------------------------------------------------------------------
  FOREIGN SECURITIES            -- Foreign markets,            -- Investors can
  UP TO 20%                         economies and                   participate in
                                    political systems may          foreign markets and
                                    not be as stable as            companies operating
                                    in the U.S.,                   in those markets
                                    particularly those in      -- Changing value of
                                    developing countries           foreign currencies
                                -- Currency risk--             -- Opportunities for
                                    changing value of              diversification
                                    foreign currencies
                                    can cause losses
                                -- May be less liquid
                                     than U.S. stocks and
                                    bonds
                                -- Differences in foreign
                                    laws, accounting
                                    standards, public
                                    information, custody
                                    and settlement
                                    practices provide
                                    less reliable
                                    information on
                                    foreign investments
                                    and involve more risk
----------------------------------------------------------------------------------------

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12  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  DERIVATIVES                   -- Derivatives such as         -- The Fund could make
  UP TO 20%                         futures and options            money and protect
                                    that are used for              against losses if the
                                    hedging purposes may           investment analysis
                                    not fully offset the           proves correct
                                    underlying positions       -- Derivatives that
                                    and this could result           involve leverage
                                    in losses to the Fund          could generate
                                    that would not have            substantial gains at
                                    otherwise occurred             low cost
                                -- Derivatives used for        -- One way to manage the
                                     risk management may           Fund's risk/return
                                    not have the intended          balance is by locking
                                    effects and may                in the value of an
                                    result in losses or            investment ahead of
                                    missed opportunities           time
                                -- The other party to a
                                    derivatives contract
                                    could default
                                -- Derivatives that
                                     involve leverage
                                    could magnify losses
                                -- Certain types of
                                    derivatives involve
                                    costs to the Fund
                                    that can reduce
                                    returns
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)

% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES    -- Not all U.S.                -- May preserve the
                                    government securities          Fund's assets
  UP TO 20%; USUALLY LESS THAN      are insured by the         -- Principal and interest
  10%                               U.S. government, but           may be guaranteed by
                                    only by the issuing            the U.S. government
                                    agency                         or issuing agency
                                -- Limits potential for        -- Regular interest
                                    capital appreciation            income
                                -- Interest rate risk --       -- Generally more secure
                                     the risk that the             than lower quality
                                    value of most bonds            debt securities and
                                    will fall when                 equity securities
                                    interest rates rise.
                                    The longer a bond's
                                    maturity and the
                                    lower its credit
                                    quality, the more its
                                    value typically
                                    falls. It can lead to
                                    price volatility
                                -- Credit risk -- the
                                     risk that the
                                    default of an issuer
                                    would leave the Fund
                                    with unpaid interest
                                    or principal. The
                                    lower an instrument's
                                    quality, the higher
                                    its potential
                                    volatility
                                -- Market risk -- the
                                     risk that the market
                                    value of an
                                    investment may move
                                    up or down, sometimes
                                    rapidly or
                                    unpredictably. Market
                                    risk may affect an
                                    industry, a sector or
                                    the market as a whole
----------------------------------------------------------------------------------------
  SHORT SALES                   -- May magnify underlying      -- May magnify underlying
                                    investment losses              investment gains
  UP TO 25% OF NET ASSETS;      -- Investment costs may
  USUALLY LESS THAN 10%             exceed potential
                                    underlying investment
                                    gains
----------------------------------------------------------------------------------------
  ILLIQUID SECURITIES           -- May be difficult to         -- May offer a more
                                    value precisely                attractive yield or
  UP TO 15% OF NET ASSETS       -- May be difficult to             potential for growth
                                     sell at the time or           than more widely
                                    price desired                  traded securities
----------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS      -- Limits potential for        -- May preserve the
                                    capital appreciation           Fund's assets
  UP TO 20% ON A NORMAL BASIS   -- See credit risk and
  AND UP TO 100% ON A               market risk
  TEMPORARY BASIS
----------------------------------------------------------------------------------------

-------------------------------------------------------------------
14  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended March 31, 2000, the Fund paid PIFM management fees of .60 of 1% of the Fund's average net assets.
    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of April 30, 2000, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $76.2 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

PORTFOLIO MANAGERS
JAMES SCOTT, PH.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of Prudential Investments. He has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott has 24 years of investment experience. He received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.
--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

    MARK STUMPP, PH.D., is a Senior Managing Director of Prudential Investments. He has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. Mr. Stumpp has 19 years of investment experience. He received a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.
    TED LOCKWOOD is Managing Director of Equity Management of Prudential Investments, which includes quantitative equity, derivative and index funds. He joined Prudential in 1988 and has over 13 years of investment experience. Mr. Lockwood is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He received a B.S. from the State University of New York at Stony Brook and an M.B.A. and on M.S. from Columbia University.
    Messrs. Scott, Stumpp and Lockwood lead a team of 19 investment professionals, eight of whom hold Ph.D.s, with over 200 years of combined experience. The team is currently responsible for the management of over $41 billion in assets. Messrs. Scott, Stumpp and Lockwood became co-portfolio managers of the Fund on May 31, 2000.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
-------------------------------------------------------------------
16  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, although the Fund tries to limit the amount of its taxable distributions, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund may realize taxable gains even though it tries to limit them. The Fund also tries to limit taxable dividend distributions, but believes it will distribute some taxable income.
    The Fund distributes DIVIDENDS of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099 which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.
-------------------------------------------------------------------
18  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-------------------------------------------------------------------
RECEIPTS FROM SALE          -->        +$  CAPITAL GAIN
                                           (taxes owed)

                        $              OR

RECEIPTS FROM SALE          -->        -$  CAPITAL LOSS
                                           (offset against gain)

-------------------------------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
-------------------------------------------------------------------
20  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of the varying distribution fees
     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                 CLASS A         CLASS B         CLASS C       CLASS Z
  Minimum purchase             $1,000          $1,000          $2,500          None
   amount(1)
  Minimum amount for           $100            $100            $100            None
   subsequent purchases(1)
  Maximum initial sales        5% of the       None            1% of the       None
   charge                      public                          public
                               offering                        offering
                               price                           price
  Contingent Deferred Sales    None            If sold         1% on sales     None
   Charge (CDSC)(2)                            during:         made within
                                               Year 1   5%     18 months of
                                               Year 2   4%     purchase(2)
                                               Year 3   3%
                                               Year 4   2%
                                               Years 5/6 1%
                                               Year 7   0%
  Annual distribution and      .30 of 1%       1%              1%              None
   service (12b-1) fees        (.25 of 1%
   shown as a percentage of    currently)
   average net assets(3)

1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
                        SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A
                        CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST
                        OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER
                        TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A,
                        CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION
                        FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING
                        THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND
                        CLASS C SHARES. FOR THE FISCAL YEAR ENDING 3-31-01, THE
                        DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE
                        ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES
                        TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A
                        SHARES.

-------------------------------------------------------------------
22  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                             SALES CHARGE AS %    SALES CHARGE AS %        DEALER
    AMOUNT OF PURCHASE       OF OFFERING PRICE    OF AMOUNT INVESTED     REALLOWANCE
  Less than $25,000                      5.00%                  5.26%           4.75%
  $25,000 to $49,999                     4.50%                  4.71%           4.25%
  $50,000 to $99,999                     4.00%                  4.17%           3.75%
  $100,000 to $249,999                   3.25%                  3.36%           3.00%
  $250,000 to $499,999                   2.50%                  2.56%           2.40%
  $500,000 to $999,999                   2.00%                  2.04%           1.90%
  $1 million and above*                   None                   None            None

*                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one
-------------------------------------------------------------------
24  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services
     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
-------------------------------------------------------------------
26  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory
-------------------------------------------------------------------
28  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
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30  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
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32  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m. New York time. You will receive a redemption amount based on that day's NAV.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
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34  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and reports of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.
 CLASS A SHARES (FISCAL PERIODS ENDED 3-31)

PER SHARE OPERATING PERFORMANCE                            2000(4)           1999            1998(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                           $7.44           $10.95           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                    (.01)             .03              .02
 Net realized and unrealized gain (loss) on
  investment transactions                                        1.85            (3.41)             .94
 TOTAL FROM INVESTMENT OPERATIONS                                1.84            (3.38)             .96
-------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net investment income                  --               --             (.01)
 Distributions from net realized gains                             --             (.13)              --
 NET ASSET VALUE, END OF PERIOD                                 $9.28            $7.44           $10.95
 TOTAL RETURN(2)                                               24.73%         (31.00)%            9.60%
-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                                        2000             1999          1998(1)
-------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                              $26,741          $46,736         $115,621
 Average net assets (000)                                     $38,047          $82,332         $106,453
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees(5)                       1.45%            1.26%            1.22%(3)
 Expenses, excluding distribution fees                          1.20%            1.01%             .97%(3)
 Net investment income                                         (.07)%             .16%             .47%(3)
 Portfolio turnover                                               66%             106%              39%

1                       INFORMATION SHOWN IS FOR THE PERIOD 11-10-97 (WHEN CLASS A
                        SHARES WERE FIRST OFFERED) THROUGH 3-31-98.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR
                        IS NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE YEAR.
5                       THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION
                        FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE
                        CLASS A SHARES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL PERIODS ENDED 3-31)

PER SHARE OPERATING PERFORMANCE                           2000(4)           1999            1998(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $7.37           $10.93           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                            (.07)            (.06)            (.01)
 Net realized and unrealized gain (loss) on
  investment transactions                                       1.82            (3.37)             .94
 TOTAL FROM INVESTMENT OPERATIONS                               1.75            (3.43)             .93
------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                            --             (.13)              --
 NET ASSET VALUE, END OF PERIOD                                $9.12            $7.37           $10.93
 TOTAL RETURN(2)                                              23.91%         (31.61)%            9.31%
------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                                       2000             1999          1998(1)
------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                             $69,023         $102,094         $196,671
 Average net assets (000)                                    $89,474         $158,085         $170,484
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                         2.20%            2.01%            1.97%(3)
 Expenses, excluding distribution fees                         1.20%            1.01%             .97%(3)
 Net investment loss                                          (.82)%           (.58)%           (.29)%(3)
 Portfolio turnover                                              66%             106%              39%

1                       INFORMATION SHOWN IS FOR THE PERIOD 11-10-97 (WHEN CLASS B
                        SHARES WERE FIRST OFFERED) THROUGH 3-31-98.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR
                        IS NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE YEAR.

-------------------------------------------------------------------
36  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL PERIODS ENDED 3-31)

PER SHARE OPERATING PERFORMANCE                             2000(4)           1999           1998(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                            $7.37           $10.93          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                              (.07)            (.08)           (.01)
 Net realized and unrealized gain (loss) on investment
  transactions                                                    1.82            (3.35)            .94
 TOTAL FROM INVESTMENT OPERATIONS                                 1.75            (3.43)            .93
-------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                              --             (.13)             --
 NET ASSET VALUE, END OF PERIOD                                  $9.12            $7.37          $10.93
 TOTAL RETURN(2)                                                23.91%         (31.61)%           9.31%
-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                                         2000             1999         1998(1)
-------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                $8,056          $14,951         $36,628
 Average net assets (000)                                      $11,845          $27,182         $34,000
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                           2.20%            2.01%           1.97%(3)
 Expenses, excluding distribution fees                           1.20%            1.01%            .97%(3)
 Net investment loss                                            (.82)%           (.59)%          (.29)%(3)
 Portfolio turnover                                                66%             106%             39%

1                       INFORMATION SHOWN IS FOR THE PERIOD 11-10-97 (WHEN CLASS C
                        SHARES WERE FIRST OFFERED) THROUGH 3-31-98.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR IS
                        NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS Z SHARES (FISCAL PERIODS ENDED 3-31)

PER SHARE OPERATING PERFORMANCE                               2000(4)           1999           1998(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                              $7.46           $10.96         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                       (.02)             .05            .02
 Net realized and unrealized gain (loss) on investment
  transactions                                                      1.89            (3.42)           .95
 TOTAL FROM INVESTMENT OPERATIONS                                   1.87            (3.37)           .97
--------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions in excess of net investment income                     --               --           (.01)
 Distributions from net realized gains                                --             (.13)            --
 NET ASSET VALUE, END OF PERIOD                                    $9.33            $7.46         $10.96
 TOTAL RETURN(2)                                                  25.07%         (30.88)%          9.74%
--------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                                        2000(1)             1999        1998(1)
--------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                    $872           $4,121         $4,039
 Average net assets (000)                                         $1,847           $5,315         $2,709
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                             1.20%            1.01%           .97%(3)
 Expenses, excluding distribution fees                             1.20%            1.01%           .97%(3)
 Net investment income                                              .22%             .43%           .51%(3)
 Portfolio turnover                                                  66%             106%            39%

1                       INFORMATION SHOWN IS FOR THE PERIOD 11-10-97 (WHEN CLASS Z
                        SHARES WERE FIRST OFFERED) THROUGH 3-31-98.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE
                        PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH
                        PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE
                        YEAR IS NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE YEAR.

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38  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND
  PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO
TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

-------------------------------------------------------------------
40  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

                                     Notes
------------------------------------------------
42  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

                                     Notes
------------------------------------------------
44  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.            [LOGO] (800) 225-1852

                                     Notes
--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact
PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Fund can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)
VIA THE INTERNET
On the EDGAR Database at
http://www.sec.gov

CUSIP Numbers:                  NASDAQ Symbols:

Class A Shares--74437J106      PQVAX

Class B Shares--74437J205      PQVBX

Class C Shares--74437J304      PQVCX

Class Z Shares--74437J403      --

Investment Company Act File No.: 811-08167

 MF176A
[RECYCLED LOGO]
 Printed on Recycled Paper

                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 31, 2000

    Prudential Tax-Managed Small-Cap Fund, Inc., formerly Prudential Small-Cap Quantum Fund, Inc. (the Fund), is a diversified, open-end, management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity-related securities of small-cap U.S. companies. The Fund seeks to maximize long-term capital appreciation and to limit taxable distributions to its shareholders. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 31, 2000, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-12
Management of the Fund......................................  B-13
Control Persons and Principal Holders of Securities.........  B-16
Investment Advisory and Other Services......................  B-16
Brokerage Allocation and Other Practices....................  B-20
Capital Shares, Other Securities and Organization...........  B-22
Purchase, Redemption and Pricing of Fund Shares.............  B-23
Shareholder Investment Account..............................  B-31
Net Asset Value.............................................  B-35
Taxes, Dividends and Distributions..........................  B-36
Performance Information.....................................  B-39
Financial Statements........................................  B-41
Report of Independent Accountants...........................  B-68
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1

--------------------------------------------------------------------------------

MF176B

                                  FUND HISTORY

    The Fund was incorporated in Maryland on February 4, 1997. Effective
May 30, 2000, the Fund's name changed from Prudential Small-Cap Quantum Fund, Inc. to Prudential Tax-Managed Small-Cap Fund, Inc.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is long-term capital appreciation.

    While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies that are further described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

STANDARD & POOR'S SMALLCAP 600 INDEX

    The S&P 600 Small Capitalization Stock Index (S&P SmallCap 600 Index) is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P SmallCap 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. The S&P SmallCap 600 Index currently measures the performance of selected U.S. stocks with a market value of no greater than $6,080 million (as of March 31, 2000). "S&P 600-Registered Trademark-," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

    THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P SMALLCAP 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P SMALLCAP 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P SMALLCAP 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EQUITY AND EQUITY-RELATED SECURITIES

    Equity-related securities include common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common or preferred stock, equity investments in partnerships, joint ventures and other forms of non-corporate investment, real estate investment trusts, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. For purposes of the 80% policy, the Fund will not invest more than 5% of total assets in unattached rights and warrants.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since:
(1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

    CONVERTIBLE SECURITIES. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will only invest in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks which technically are equity securities.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification that direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business

Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

FOREIGN SECURITIES

    The Fund is permitted to invest up to 20% of its total assets in securities of foreign issuers. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar characteristics. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, the costs attributable to foreign investing are higher than the costs of domestic investing.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies and related options, for hedging purposes, including locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

    The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S. and foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, futures contracts and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of those strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

    OPTIONS ON EQUITY SECURITIES AND SECURITIES INDEXES

    The Fund may purchase and sell put and call options on equity securities and securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    RISKS OF TRANSACTIONS IN OPTIONS

    Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends on changes in the index and not a particular stock, successful use of options on indexes is subject to the investment adviser's ability to predict changes in the stock market or a particular industry. This requires different skills than in predicting performance of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above.

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. OTC options are subject to certain risks not present with exchange traded options. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the Commission) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and options thereon will be on stock indexes and foreign currencies. The Fund may also purchase futures contracts on debt securities, including U.S. government securities and aggregates of debt securities. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

    A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a correct forecast of equity prices, currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market or an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    The Fund will use stock index futures and currency futures and options on futures in a manner consistent with CFTC regulations. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    Futures contracts and related options are generally subject to segregation requirements of the Commission and the coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

    Successful use of futures contracts and options thereon by the Fund is also subject to the ability of the Fund's manager or subadviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets. In addition, certain futures exchanges or boards of trade have daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower or Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

SHORT SELLING

    The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with the Fund's custodian cash or other liquid assets, at such a level that
(i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

    The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. The Fund expects to invest less than 5% in securities of other investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS

    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements (described more fully above) and cash (foreign currencies or U.S. dollars). These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(e) PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

    3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, foreign currency forward contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

    4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

    5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and foreign currency forward contracts.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8. Make investments for the purpose of exercising control or management.

    9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3 of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)          POSITION WITH FUND                     DURING PAST 5 YEARS
------------------------          ------------------                    ---------------------
Delayne Dedrick Gold (61)       Director                 Marketing and Management Consultant.

*Robert F. Gunia (53)           Vice President and       Executive Vice President and Chief Administrative
                                 Director                 Officer (since June 1999) of Prudential
                                                          Investments; Executive Vice President and
                                                          Treasurer (since December 1996) of Prudential
                                                          Investments Fund Management LLC (PIFM); President
                                                          (since April 1999) of Prudential Investment
                                                          Management Services LLC (PIMS); formerly Corporate
                                                          Vice President (September 1997-March 1999) of The
                                                          Prudential Insurance Company of America
                                                          (Prudential), Senior Vice President
                                                          (March 1987-May 1999) of Prudential Securities
                                                          Incorporated (Prudential Securities) and Chief
                                                          Administrative Officer (July 1990-September 1996),
                                                          and Director (January 1989-September 1996) and
                                                          Executive Vice President, Treasurer and Chief
                                                          Financial Officer (June 1987-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.

Douglas H. McCorkindale (60)    Director                 Vice Chairman (since March 1984) and President
                                                          (since September 1997) of Gannett Co. Inc.
                                                          (publishing and media); Director of Gannett Co.
                                                          Inc., Global Crossing Ltd. and Continental
                                                          Airlines, Inc.

Thomas T. Mooney (58)           Director                 President of the Greater Rochester Metro Chamber of
                                                          Commerce; former Rochester City Manager; former
                                                          Deputy Monroe County Executive; Trustee of Center
                                                          for Governmental Research, Inc.; Director of Blue
                                                          Cross of Rochester, Monroe County Water Authority
                                                          and Executive Service Corps of Rochester.

Stephen P. Munn (57)            Director                 Chairman (since January 1994), Director and
                                                          President (since 1988) and Chief Executive Officer
                                                          (1988-December 1993) of Carlisle Companies
                                                          Incorporated (manufacturer of industrial
                                                          products).

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)          POSITION WITH FUND                     DURING PAST 5 YEARS
------------------------          ------------------                    ---------------------
*David R. Odenath, Jr. (42)     Vice President and       Officer in Charge, President, Chief Executive
                                 Director                 Officer and Chief Operating Officer (since June
                                                          1999), PIFM; Senior Vice President (since June
                                                          1999), Prudential; formerly Senior Vice President
                                                          (August 1993-May 1999), PaineWebber Group, Inc.

Richard A. Redeker (56)         Director                 Formerly President, Chief Executive Officer and
                                                          Director (October 1993-September 1996) of
                                                          Prudential Mutual Fund Management, Inc., Executive
                                                          Vice President, Director and Member of the
                                                          Operating Committee (October 1993-September 1996)
                                                          of Prudential Securities; Director
                                                          (October 1993-September 1996) of Prudential
                                                          Securities Group, Inc.; Executive Vice President
                                                          (January 1994-September 1996) of The Prudential
                                                          Investment Corporation; Director
                                                          (January 1994-September 1996) of Prudential Mutual
                                                          Fund Distributors, Inc. and Prudential Mutual Fund
                                                          Services, Inc.; Senior Executive Vice President
                                                          and Director (September 1978-September 1993) of
                                                          Kemper Financial Services, Inc.

Robin B. Smith (60)             Director                 Chairman and Chief Executive Officer (since
                                                          August 1996), formerly President and Chief
                                                          Executive Officer (January 1988-August 1996) and
                                                          President and Chief Operating Officer
                                                          (September 1981-December 1988) of Publishers
                                                          Clearing House; Director of BellSouth Corporation,
                                                          Texaco Inc., Springs Industries Inc. and Kmart
                                                          Corporation.

*John R. Strangfeld (46)        President and Director   Chief Executive Officer, Chairman, President and
                                                          Director (since January 1990) of The Prudential
                                                          Investment Corporation, Executive Vice President
                                                          (since February 1998), Prudential Global Asset
                                                          Management Group of Prudential, and Chairman
                                                          (since August 1989), Pricoa Capital Group;
                                                          formerly various positions to Chief Executive
                                                          Officer (November 1994-December 1998), Private
                                                          Asset Management Group of Prudential and Senior
                                                          Vice President (January 1986-August 1989),
                                                          Prudential Capital Group, a unit of Prudential.

Louis A. Weil, III (58)         Director                 Chairman (since January 1999), President and Chief
                                                          Executive Officer (since January 1996) and
                                                          Director (since September 1991) of Central
                                                          Newspapers, Inc.; Chairman of the Board (since
                                                          January 1996), Publisher and Chief Executive
                                                          Officer (August 1991-December 1995) of Phoenix
                                                          Newspapers, Inc.; formerly Publisher
                                                          (May 1989-March 1991) of Time Magazine; President,
                                                          Publisher & Chief Executive Officer
                                                          (February 1986-August 1989) of The Detroit News
                                                          and member of the Advisory Board, Chase Manhattan
                                                          Bank-Westchester.

Clay T. Whitehead (61)          Director                 President (since May 1983) of National Exchange
                                                          Inc. (new business development firm).

Grace C. Torres (40)            Treasurer and Principal  First Vice President (since December 1996) of PIFM;
                                 Financial and            First Vice President (since March 1993) of
                                 Accounting Officer       Prudential Securities; formerly First Vice
                                                          President (March 1994-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.

                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)          POSITION WITH FUND                     DURING PAST 5 YEARS
------------------------          ------------------                    ---------------------
Marguerite E. H. Morrison (43)  Secretary                Vice President and Associate General Counsel (since
                                                          December 1996) of PIFM; Vice President and
                                                          Associate General Counsel of Prudential
                                                          Securities; formerly Vice President and Associate
                                                          General Counsel (June 1991-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.

William V. Healey (46)          Assistant Secretary      Vice President and Associate General Counsel of
                                                          Prudential and Chief Legal Officer of The
                                                          Prudential Investment Corporation (since
                                                          August 1998); Director, ICI Mutual Insurance
                                                          Company (since June 1999); formerly Associate
                                                          General Counsel of The Dreyfus Corporation
                                                          (Dreyfus), a subsidiary of Mellon Bank, N.A.
                                                          (Mellon Bank), and an officer and/or director of
                                                          various affiliates of Mellon Bank and Dreyfus.

Stephen M. Ungerman (46)        Assistant Treasurer      Tax Director (since March 1996) of Prudential
                                                          Investments; formerly First Vice President
                                                          (February 1993-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.

------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of the Manager or investment adviser annual compensation of $2,000 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the estimated aggregate compensation paid by the Fund for the fiscal year ended March 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended
December 31, 1999.

                               COMPENSATION TABLE

                                                                                TOTAL 1999
                                                                               COMPENSATION
                                                                                FROM FUND
                                                               AGGREGATE         AND FUND
                                                              COMPENSATION     COMPLEX PAID
NAME OF DIRECTOR                                               FROM FUND       TO DIRECTORS
----------------                                              ------------   ----------------
Edward D. Beach++...........................................     $2,000      $142,500(43/70)*
Delayne Dedrick Gold........................................     $2,000      $144,500(43/70)*
Robert F. Gunia+............................................     --                 --
Douglas H. McCorkindale**...................................     $2,000      $ 80,000(24/49)*
Thomas T. Mooney**..........................................     $2,000      $129,500(35/75)*
Stephen P. Munn.............................................     $2,000      $ 62,250(29/53)*
David R. Odenath, Jr.+......................................     --                 --
Richard A. Redeker..........................................     $2,000      $ 95,000(29/53)*
Robin B. Smith**............................................     $2,000      $ 96,000(32/44)*
John R. Strangfeld+.........................................     --                 --
Louis A. Weil, III..........................................     $2,000      $ 96,000(29/53)*
Clay T. Whitehead...........................................     $2,000      $ 77,000(38/66)*

------------

 * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

 + Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.

++  Mr. Beach retired on December 31, 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

    As of May 5, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of May 5, 2000, Bost & Company C/F, PO Box 534005, Pittsburgh, PA 15253 was the beneficial owner of 11,945 Class Z shares of the Fund (approximately 13% of the outstanding Class Z shares).

    As of May 5, 2000, Prudential Securities was the record holder for other beneficial owners of 2,247,060 Class A shares (approximately 81% of such shares outstanding), 5,919,542 Class B shares (approximately 81% of such shares outstanding), 742,213 Class C shares (approximately 86% of such shares outstanding) and 71,603 Class Z shares (approximately 79% of such shares outstanding) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of April 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.2 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    For the years ended March 31, 2000 and 1999 and the fiscal period ended March 31, 1998, PIFM received management fees of $847,276, $1,637,480 and $726,972, respectively.

    PIFM has entered into the Subadvisory Agreement with PI (the Subadviser) a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises its performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .25 of 1% of the Fund's average daily net assets.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2001.

    For the fiscal year ended March 31, 2000, the Distributor received payments of $95,117 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended March 31, 2000, the Distributor also received approximately $20,700 in initial sales charges in connection with the sale of Class A shares.

    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

    CLASS B PLAN. For the fiscal year ended March 31, 2000, the Distributor received $894,738 from the Fund under the Class B Plan and spent approximately $317,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 0.2% ($700) was spent on printing and mailing of prospectuses to other than current shareholders; 10.5% ($33,200) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 89.3% ($283,500) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (70.5% or $223,900) and (2) an allocation on account of overhead and other branch office distribution-related expenses (18.8% or $59,600). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended March 31, 2000, the Distributor received approximately $876,600 in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended March 31, 2000, the Distributor received $118,446 under the Class C Plan and spent approximately $113,800 in distributing Class C shares. It is estimated that of the latter amount approximately 0.1% ($100) was spent on printing and mailing of prospectuses to other than current shareholders; 1.3% ($1,500) on compensation to brokers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 98.6% ($112,200) on the aggregate of
(1) payments of commissions and account servicing fees to financial advisers (96.4% or $109,800) and (2) an allocation on account of overhead and other branch office distribution-related expenses (2.2% or $2,400).

    The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended March 31, 2000, the Distributor received approximately $4,900 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended March 31, 2000, the Distributor received approximately $3,300 in initial sales charges attributable to Class C shares.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager or one of its affiliates, may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of securities sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charge on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    PMFS, Raritan Plaza One, Edison, New Jersey 06837, serves as the transfer and dividend disbursing agent of the Fund, PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual financial statements of the Fund.

CODES OF ETHICS

    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Brokers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to aggregate the transactions in order to obtain the most favorable price of lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table below sets forth information concerning the payment of commissions by the Fund, including commissions paid to Prudential Securities, for each of the two years ended March 31, 2000 and the period ended March 31, 1998.

                                                    YEAR ENDED
                                                     MARCH 31,               FISCAL
                                             -------------------------    PERIOD ENDED
ITEM                                            2000          1999       MARCH 31, 1998
----                                         -----------   -----------   --------------
Total brokerage commissions paid by the
  Fund.....................................   $313,261     $1,176,539       $982,575
Total brokerage commissions paid to
  Prudential Securities and its foreign
  affiliates...............................   $ 10,588     $    4,806       $      0
Percentage of total brokerage commissions
  paid to Prudential Securities and its
  foreign affiliates.......................       3.38%           .41%             0%

    The Fund effected approximately .93% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended March 31, 2000. Of the total brokerage commissions paid during that period, $7,098 (or 2.27%) were paid to firms which provide research, statistical or other services to PI. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at March 31, 2000. As of March 31, 2000, the Fund held securities of Bear, Stearns & Co. Inc., Credit Suisse First Boston Corp., Greenwich Capital Markets, Inc. and Goldman, Sachs & Co. in the aggregate amounts of $586,226, $635,078, $488,522 and $488,522, respectively.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only the majority vote of shareholders of that series or class.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Tax-Managed Small-Cap Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Tax-Managed Small-Cap Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the NAV of the Fund at March 31, 2000, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share......      $9.28
Maximum sales charge (5% of offering price).................        .49
                                                                  -----
Maximum offering price......................................      $9.77
                                                                  =====
CLASS B
Net asset value, offering price and redemption price to
 public per Class B share*..................................      $9.12
                                                                  =====
CLASS C
Net asset value and redemption price per Class C share*.....      $9.12
Sales charge (1% of offering price).........................        .09
                                                                  -----
Offering price to public....................................      $9.21
                                                                  =====
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................      $9.33
                                                                  =====

       -------------------

        * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    - Officers of the Prudential mutual funds (including the Fund)

    - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer

    - Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - Members of the Board of Directors of Prudential

    - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account of Prudential Securities, Prusec or with the Transfer Agent

    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charge at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - One or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege do not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Director/Trustees of the Prudential mutual funds (including the Fund)

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services,
P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares bought before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
                        PAYMENT MADE                             REDEMPTION PROCEEDS
------------------------------------------------------------  -------------------------
First.......................................................           5.0%
Second......................................................           4.0%
Third.......................................................           3.0%
Fourth......................................................           2.0%
Fifth.......................................................           1.0%
Sixth.......................................................           1.0%
Seventh.....................................................           None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer

Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate or, in
                                                the case of a trust, a copy of the grantor's death
                                                certificate, plus a copy of the trust agreement
                                                identifying the grantor.

Disability--An individual will be               A copy of the Social Security Administration award
considered disabled if he or she is             letter or a letter from a physician on the
unable to engage in any substantial             physician's letterhead stating that the shareholder
gainful activity by reason of any               (or, in the case of a trust, the grantor (a copy of
medically determinable physical or              the trust agreement identifying the grantor will be
mental impairment which can be expected         required as well)) is permanently disabled. The
to result in death or to be of                  letter must also indicate the date of disability.
long-continued and indefinite duration.

Distribution from an IRA or                     A copy of the distribution form from the custodial
403(b) Custodial Account                        firm indicating (i) the date of birth of the
                                                shareholder and (ii) that the shareholder is over
                                                age 59 and is taking a normal distribution--signed
                                                by the shareholder.

Distribution from Retirement Plan               A letter signed by the plan administrator/trustee
                                                indicating the reason for the distribution.

Excess Contributions                            A letter from the shareholder (for an IRA) or the
                                                plan administrator/ trustee on company letterhead
                                                indicating the amount of the excess and whether or
                                                not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Funds Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New York Money Market Series)
         (New Jersey Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                    $100,000   $150,000   $200,000   $250,000
--------------------                                    --------   --------   --------   --------
25 Years..............................................   $  105     $  158     $  210     $  263
20 Years..............................................      170        255        340        424
15 Years..............................................      289        433        578        722
10 Years..............................................      547        820      1,093      1,366
 5 Years..............................................    1,361      2,041      2,721      3,402

See "Automatic Investment Plan."

------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker, acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

        TAX-DEFERRED COMPOUNDING(1)
    CONTRIBUTIONS       PERSONAL
     MADE OVER:         SAVINGS      IRA
---------------------   --------   --------
10 years                $ 26,165   $ 31,291
15 years                  44,675     58,649
20 years                  68,109     98,846
25 years                  97,780    157,909
30 years                 135,346    244,692

------------

  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at March 31, 2000 of $3,890,973 and $28,727,888 which expires in 2007 and 2008, respectively.

    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year of the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which respectively may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a "straddle," the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                                        n
                                  P(1+T) = ERV

Where: P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended March 31, 2000.

                                  1 YEAR            5 YEARS          10 YEARS             SINCE INCEPTION
                              ---------------   ---------------   ---------------   ---------------------------
Class A                                18.49%               N/A               N/A            (4.49)% (11-10-97)
Class B                                18.91%               N/A               N/A            (4.48)% (11-10-97)
Class C                                21.67%               N/A               N/A            (3.56)% (11-10-97)
Class Z                                25.07%               N/A               N/A            (2.18)% (11-10-97)

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.

       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended March 31, 2000.

                                  1 YEAR            5 YEARS          10 YEARS             SINCE INCEPTION
                              ---------------   ---------------   ---------------   ---------------------------
Class A                                24.73%               N/A               N/A            (5.67)% (11-10-97)
Class B                                23.91%               N/A               N/A            (7.36)% (11-10-97)
Class C                                23.91%               N/A               N/A            (7.36)% (11-10-97)
Class Z                                25.07%               N/A               N/A            (5.14)% (11-10-97)

    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                         EDGAR REPRESENTATION OF CHART

                           PERFORMANCE COMPARISON OF
               DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
                            (12/31/1925-12/31/1999)

COMMON STOCKS--11.4%
LONG-TERM GOV'T BONDS--5.1%
INFLATION--3.1%

------------

    (1) Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.9%
Common Stocks
-------------------------------------------------------------------------------------
Basic Industries  9.6%
       4,600   Alliant Techsystems, Inc.(a)                           $      270,825
      32,200   AMCOL International Corp.                                     495,075
       9,300   American Freightways Corp.                                    138,919
         600   Applied Industrial Technologies, Inc.                           9,600
       6,100   Aviation Sales Co.(a)                                          38,506
       2,300   BE Aerospace, Inc.(a)                                          13,513
      25,300   Building Materials Holdings Corp.                             229,281
       1,800   Caraustar Industries, Inc.                                     25,425
       5,900   Clarcor, Inc.                                                 104,725
       8,900   Commercial Metals Co.                                         245,862
       2,600   Fuller (H.B.), Co.                                            103,838
       8,700   Geon Co.                                                      187,050
       2,800   Gibraltar Steel Corp.                                          46,025
       1,700   Hughes Supply, Inc.                                            26,350
      18,800   Innovex, Inc.                                                 183,887
      34,100   JLG Industries, Inc.                                          311,162
       5,300   Kaman Corp.                                                    51,675
      13,100   Landstar Systems, Inc.(a)                                     717,225
       4,100   Libbey, Inc.                                                  112,238
       8,900   Lilly Industries, Inc.(a)                                     110,138
       9,200   Mesa Air Group, Inc.                                           57,500
       7,400   Midwest Express Holdings, Inc.(a)                             189,625
       1,500   Mobile Mini, Inc.(a)                                           29,250
      10,200   Mueller Industries, Inc.(a)                                   309,825
      15,800   Paxar Corp.                                                   152,075
      20,500   Pentair, Inc.                                                 759,781
       6,700   Pope & Talbot, Inc.                                           123,112
      18,600   Precision Castparts Corp.                                     678,900
       7,150   Reliance Steel & Aluminum Co.                                 159,981
      24,600   Republic Group, Inc.                                          264,450
       5,700   Rock-Tenn Co.                                                  55,575

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      21,400   Schulman (A.), Inc.                                    $      283,550
       6,100   Scott Technologies, Inc.                                      115,138
       3,800   Seacor Smit, Inc.(a)                                          229,425
      25,200   Skywest, Inc.                                                 985,950
         300   Steel Technologies, Inc.                                        2,381
       1,600   Swift Transportation Co., Inc.(a)                              32,800
      29,200   Texas Industries, Inc.                                        908,850
       5,400   Tuscarora, Inc.                                                67,500
       2,600   Universal Forest Products, Inc.                                32,175
      28,500   USFreightways Corp.                                         1,066,969
       3,700   Yellow Corp.(a)                                                68,219
                                                                      --------------
                                                                           9,994,350
-------------------------------------------------------------------------------------
Business Services  6.1%
       6,200   ABM Industries, Inc.                                          145,700
      10,700   BARRA, Inc.(a)                                                362,462
       1,000   CDI Corp.(a)                                                   19,000
       4,200   Diamond Technology Partner, Inc.(a)                           276,150
       5,300   Insituform Technologies, Inc.                                 162,312
      18,300   Labor Ready, Inc.(a)                                          180,712
      10,900   Lightbridge, Inc.(a)                                          254,787
      21,300   Marchfirst, Inc.(a)(b)                                        760,144
      10,900   MAXIMUS, Inc.(a)                                              332,450
       7,200   Thomas Nelson, Inc.                                            57,150
      17,700   Pegasystems, Inc.(a)                                          212,400
       5,000   Precision Response Corp.                                      121,250
      18,200   Price Communications Corp.(a)                                 418,600
      26,700   Profit Recovery Group International, Inc.(a)                  493,950
      12,400   Right Management Consultants, Inc.(a)                         113,925
       2,900   Scholastic Corp.(a)                                           156,419
      22,500   Staffmark, Inc.(a)                                            178,594
       5,400   Standard Register Co.                                          69,525
       4,700   UniFirst Corp.                                                 52,875
      24,300   Valassis Communications, Inc.(a)                              809,494
      14,700   Wackenhut Corrections Corp.(a)                                141,488

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       6,700   Wallace Computer Services, Inc.                        $       79,144
      10,800   John Wiley & Sons, Inc.                                       194,400
      15,100   Zebra Technologies Corp.(a)                                   755,000
                                                                      --------------
                                                                           6,347,931
-------------------------------------------------------------------------------------
Capital Spending  2.9%
      13,200   Applied Power, Inc.                                           376,200
       1,700   Belden, Inc.                                                   46,750
       4,000   C&D Technologies, Inc.                                        236,000
       9,400   Cable Design Technologies Corp.                               319,012
       8,700   Generale Cable Corp.                                           67,969
       6,900   Graco, Inc.                                                   200,100
       1,600   Hanover Compressor Co.                                         91,000
       2,200   LSI Industries, Inc.                                           42,763
      23,200   Manitowoc Co., Inc.                                           627,850
       3,500   New Horizons Worldwide, Inc.(a)                                62,125
       8,300   Ocular Sciences, Inc.(a)                                      130,595
         600   Shaw Group, Inc.                                               21,150
      19,400   SPS Technologies, Inc.(a)                                     591,700
       3,800   Teleflex, Inc.                                                134,900
       6,100   URS Corp.                                                      80,062
       5,400   Watsco, Inc.                                                   56,363
                                                                      --------------
                                                                           3,084,539
-------------------------------------------------------------------------------------
Conglomerates  0.2%
      26,300   Griffon Corp.                                                 205,469
-------------------------------------------------------------------------------------
Consumer Cyclical  5.7%
      30,500   Arvin Industries, Inc.                                        690,062
         200   Bassett Furniture Industries, Inc.                              2,800
       9,400   Carlisle Companies, Inc.                                      376,000
      42,400   D.R. Horton, Inc.                                             553,850
      34,600   Intermet Corp.                                                315,725
      30,300   Kaufman & Broad Home Corp.                                    649,556
       6,500   La-Z-Boy, Inc.                                                 99,938
      35,400   Lennar Corp.                                                  767,737
      39,300   Lo Jack Corp.(a)                                              304,575
      34,900   MascoTech, Inc.                                               410,075

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      34,700   Meritor Automotive, Inc.                               $      548,694
       3,600   Monaco Coach Corp.                                             68,400
         200   Oneida Ltd.                                                     3,875
       6,200   Pulaski Furniture Corp.                                       135,237
       1,400   Simpson Manufacturing, Inc.                                    55,300
      33,550   Smith AO Corp.                                                603,900
       4,400   Standard Motor Products, Inc.                                  65,450
       3,700   Toro Co.                                                      110,769
       8,900   Wabash National Corp.                                         124,044
       8,700   Wynns International, Inc.                                     120,169
                                                                      --------------
                                                                           6,006,156
-------------------------------------------------------------------------------------
Consumer Services  15.2%
       4,600   Aaron Rents, Inc.                                              69,288
      27,200   ADVO, Inc.                                                    680,000
      11,400   Ames Department Stores, Inc.(a)                               280,012
       3,800   Anchor Gaming                                                 144,163
       8,600   Applebee's International, Inc.                                241,875
      55,200   Arctic Cat, Inc.                                              565,800
      11,400   Aztar Corp.                                                   108,300
      26,800   Brightpoint, Inc.(a)                                          328,300
       8,000   Buffets, Inc.(a)                                               72,250
      28,000   Cato Corp.                                                    329,000
      12,200   Cec Entertainment, Inc.(a)                                    330,925
       1,000   Chicos Fas, Inc.(a)                                            16,953
      33,860   CKE Restaurants, Inc.                                         215,857
      21,500   Claire's Stores, Inc.                                         431,344
       7,300   Department 56, Inc.(a)                                        108,131
       7,800   Dress Barn, Inc.(a)                                           150,150
      15,600   Ethan Allen Interiors, Inc.                                   390,000
      10,000   Fleming Co., Inc.                                             150,625
       6,600   Footstar, Inc.(a)                                             186,450
      10,400   Fossil Inc.(a)                                                243,750
      20,800   Genesco, Inc.(a)                                              273,000
         900   Goody's Family Clothing, Inc.(a)                                5,456
      24,100   Group 1 Automotive, Inc.                                      280,162

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
         500   Haverty Furniture Co., Inc.                            $        5,313
         900   Hot Topic, Inc.(a)                                             31,500
      21,100   Insight Enterprises, Inc.(a)                                  768,831
       2,000   Interface, Inc. Class 'A' Stock                                 8,500
      39,500   Jack In The Box, Inc.(a)                                      841,844
       2,700   Jo-Ann Stores, Inc.(a)                                         22,613
      27,500   Kellwood Co.                                                  482,969
      13,400   Linens 'N Things, Inc.                                        458,950
      55,800   Luby's Cafeterias, Inc.                                       526,612
      12,200   Men's Wearhouse, Inc.(a)                                      361,425
      14,600   Michaels Stores, Inc.(a)                                      594,950
      17,700   Midway Games, Inc.(a)                                         234,525
      12,000   Mohawk Industries, Inc.(a)                                    268,500
      25,400   Musicland Stores Corp.(a)                                     161,925
       9,300   Nash Finch Co.                                                 75,563
       9,400   O'Reilly Automotive, Inc.(a)                                  133,363
       9,300   OshKosh B'Gosh, Inc.                                          167,400
       3,000   Oxford Industries, Inc.                                        54,375
      29,100   Pier 1 Imports, Inc                                           298,275
      20,200   Polaris Industries, Inc.                                      608,525
      19,700   Pomeroy Computer Resources, Inc.                              361,987
      21,300   Pre-Paid Legal Services, Inc.(a)                              632,344
       9,900   Prime Hospitality Corp.(a)                                     71,775
       6,400   Quiksilver, Inc.(a)                                           112,400
      13,000   Regis Corp.                                                   192,563
       5,000   Rent-A-Center, Inc.(a)                                         75,000
       3,900   Rex Stores Corp.(a)                                            99,694
       6,700   Ruby Tuesday, Inc.                                            117,250
       6,100   Ryan's Family Steak Houses, Inc.(a)                            58,331
       9,500   ShopKo Stores, Inc.                                           168,625
       8,900   Shuffle Master, Inc.                                          105,131
      23,000   Sonic Automatic, Inc.(a)                                      217,062
         500   Sonic Corp.                                                    13,625
       3,800   Stride Rite Corp.                                              30,638
         400   Taco Cabana, Inc.(a)                                            2,375
      13,500   Tech Data Corp.(a)                                            443,812

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      11,700   Timberland Co. (Class 'A' Stock)                       $      596,700
       1,600   Trans World Entertainment Corp.(a)                             16,000
       1,400   Tuesday Morning Corp.(a)                                       20,125
       4,100   Wet Seal, Inc. (Class 'A' Stock)(a)                            64,575
         200   Wild Oats Markets, Inc.(a)                                      4,100
         100   WMS Industries, Inc.                                              988
      17,400   Zale Corp.                                                    821,062
                                                                      --------------
                                                                          15,933,911
-------------------------------------------------------------------------------------
Consumer Staples  3.1%
       2,700   Agribrands International, Inc.                                106,144
      22,700   Canandaigua Brands, Inc. (Class 'A' Stock)                  1,157,700
      22,900   Herbalife International, Inc. (Class 'A' Stock)               323,462
       9,900   International Multifoods Corp.                                132,412
       3,200   J & J Snack Foods Corp.                                        63,600
       4,300   Natrol, Inc.(a)                                                22,038
      31,600   Schweitzer-Mauduit International, Inc.                        408,825
      36,200   Smithfields Foods, Inc.(b)                                    724,000
      10,500   Tupperware Corp.                                              166,031
       6,400   Universal Foods Corp.                                         136,800
       7,000   USA Detergents, Inc.                                           16,188
                                                                      --------------
                                                                           3,257,200
-------------------------------------------------------------------------------------
Energy  3.0%
      14,200   Atwood Oceanics, Inc.(a)                                      941,637
      13,700   Cross Timbers Oil Co.                                         178,956
       9,300   Helmerich & Payne, Inc.                                       288,300
      10,600   Howell Corp.                                                   72,213
      32,000   Seitel, Inc.(a)                                               254,000
      18,800   Tesoro Petroleum Corp.(a)                                     216,200
      25,200   UGI Corp.                                                     544,950
      30,500   Vintage Petroleum, Inc.                                       613,813
                                                                      --------------
                                                                           3,110,069
-------------------------------------------------------------------------------------
Finance  11.7%
       8,100   Affiliated Managers Group, Inc.(a)                            384,750
      43,500   Allied Capital Corp.(b)                                       758,531
      63,100   Americredit Corp.                                           1,029,319

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      20,200   Amerus Life Holdings, Inc. ( Class 'A' Stock)          $      366,125
      21,400   Astoria Financial Corp.                                       607,225
       1,160   Bank United Corp. (Class 'A' Stock)                            36,613
      15,400   Community First Bankshares, Inc.                              246,400
      53,200   Cullen/Frost Bankers, Inc.                                  1,406,475
         306   Delphi Financial Group, Inc.(a)                                 9,295
      26,500   Downey Financial Corp.                                        563,125
      12,600   Eaton Vance Corp.                                             541,012
      56,700   Enhance Financial Services Group, Inc.                        800,887
      28,183   Fidelity National Financial, Inc.                             389,278
      50,100   First American Financial Corp.                                710,794
      43,300   Fremont General Corp.                                         257,094
       7,200   GBC Bancorp                                                   166,950
      53,007   Hudson United Bancorp                                       1,149,589
       1,700   Metris Companies, Inc.                                         66,087
      23,200   Radian Group, Inc.                                          1,104,900
      10,000   Raymond James Financial, Inc.                                 207,500
      64,700   Rollins Truck Leasing Corp.                                   545,906
       8,200   Silicon Valley Bancshares                                     589,375
       1,000   WFS Financial, Inc.(a)                                         19,438
      48,500   World Acceptance Corp.                                        245,531
       1,800   XTRA Corp.(a)                                                  68,400
                                                                      --------------
                                                                          12,270,599
-------------------------------------------------------------------------------------
Health Care  11.5%
      12,200   Alpharma, Inc.                                                448,350
      15,800   Barr Laboratories, Inc.(a)                                    663,600
      29,966   Bindley Western Industries, Inc.                              406,414
       2,000   Chattem, Inc.(a)                                               28,250
       9,800   Cooper Cos., Inc.(a)                                          315,437
      24,700   Covance, Inc.(a)                                              265,525
       9,500   Coventry Health Care, Inc.(a)                                  80,750
       4,200   Diagnostic Products Corp.                                     102,638
       7,400   Fisher Scientific International, Inc.                         329,300
       3,800   Hanger Orthopedic Group, Inc.(a)                               20,188
       1,800   Health Management Systems, Inc.(a)                              8,663
      14,400   ICN Pharmaceuticals, Inc.                                     392,400

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       3,800   ICU Medical, Inc.(a)                                   $       68,400
      18,400   IDEXX Laboratories, Inc.(a)                                   428,950
      17,600   Invacare Corp.                                                482,900
      17,700   Jones Pharma, Inc.                                            537,637
       5,400   Lincare Holdings, Inc.(a)                                     153,225
      11,700   Magellan Health Services, Inc.(a)                              56,306
      19,000   MedQuist, Inc.(a)                                             516,562
      17,600   Mentor Corp.                                                  475,200
       9,600   Meridian Diagnostics, Inc.                                     82,800
       6,800   Minntech Corp.                                                 51,000
      15,300   Noven Pharmaceuticals, Inc.(a)                                167,344
      43,400   Orthodontic Centers of America, Inc.(a)                       813,750
      22,300   Owens & Minor, Inc.                                           236,938
       8,000   Parexel International Corp.                                    75,500
       5,300   Pediatrix Medical Group, Inc.(a)                               38,425
       9,400   Pharmaceutical Product Development, Inc.(a)                   159,213
       2,900   Polymedica Corp.(a)                                           170,375
      37,100   Prime Medical Services, Inc.(a)                               329,262
      15,000   Priority Healthcare Corp.(a)                                  753,750
      15,800   RehabCare Corp.                                               390,062
       3,600   ResMed, Inc.(a)                                               256,950
      21,500   Rexall Sundown, Inc.(a)                                       303,687
      15,000   Sola International, Inc.(a)                                    91,875
       8,200   Syncor International Corp.(a)                                 270,600
      26,000   Theragenics Corp.(a)                                          347,750
      14,300   Twinlab Corp.                                                 101,888
      19,100   Universal Health Services, Inc. (Class 'B' Stock)(a)          935,900
      38,200   US Oncology, Inc.(a)                                          171,900
       8,300   Vital Signs, Inc.                                             190,381
       6,100   Wesley Jessen VisionCare, Inc.(a)                             219,219
      12,000   X-Rite, Inc.                                                  121,500
                                                                      --------------
                                                                          12,060,764
-------------------------------------------------------------------------------------
Technology  26.3%
       1,500   Act Manufacturing, Inc.                                        83,906
      15,900   Actel Corp.(a)                                                567,431
      17,200   Advanced Digital Information Corp.                            589,100

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
       8,800   Advanced Energy Industries, Inc.(a)                    $      448,800
       9,600   Alpha Industries, Inc.(a)                                     912,000
      22,800   American Management Systems, Inc.(a)                          998,925
      11,250   ANADIGICS, Inc.(a)                                            742,500
       2,600   Anixter International, Inc.(a)                                 72,475
      14,000   ANSYS, Inc.(a)                                                150,500
      14,950   Apex, Inc.(a)                                                 555,019
      14,400   Applied Science & Technology, Inc.(a)                         435,600
      22,800   Artesyn Technologies, Inc.(a)                                 431,775
       1,100   ATMI, Inc.(a)                                                  52,525
       7,300   Brady (W.H.) Co.                                              227,669
       4,600   CACI, Inc.(a)                                                 137,713
       4,500   Centigram Communications Corp.(a)                              85,500
      11,200   Citrix Systems, Inc.(a)                                       742,000
       3,000   Comverse Technology, Inc.(a)                                  567,000
       7,500   Consolidated Graphics, Inc.(a)                                 96,094
       4,600   Credence Systems Corp.(a)                                     575,575
       3,400   Davox Corp.(a)                                                 90,950
      11,900   DBT Online, Inc.(a)                                           220,894
       1,100   Electro Scientific Industries, Inc.(a)                         63,800
       8,800   Electroglas, Inc.(a)                                          301,400
      15,000   Esterline Technologies Corp.(a)                               195,000
      12,200   FileNET Corp.(a)                                              362,950
      14,400   GenRad, Inc.                                                  178,200
       5,800   Gerber Scientific, Inc.                                       112,013
       8,400   Herman Miller, Inc.                                           235,200
       4,200   In Focus Systems, Inc.(a)                                     150,412
      15,700   Indus International, Inc.(a)                                  131,488
      83,550   Informix Corp.(a)                                           1,415,128
       7,700   Integrated Device Technology, Inc.(a)                         305,112
      39,200   International Rectifier Corp.(a)                            1,494,500
       6,100   Kronos, Inc.(a)                                               180,712
       9,400   Kulicke & Soffa Industries, Inc.                              602,187

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      38,100   Mail-Well, Inc.                                        $      330,994
      27,000   Mapics, Inc.(a)                                               430,312
       8,500   Micros Systems, Inc.(a)                                       534,969
       4,800   Network Solutions, Inc.(a)                                    737,775
      11,310   Nortel Networks Corp.                                       1,425,060
       4,500   Ontrack Data International, Inc.(a)                            46,406
      13,300   Park Electrochemical Corp.                                    325,850
         209   Perkinelmer, Inc.                                              13,899
      33,100   Pioneer-Standard Electronics, Inc.                            521,325
      12,400   Policy Management Systems Corp.(a)                            148,800
       9,800   Powerwave Technologies, Inc.(a)                             1,225,000
       6,800   Pri Automation, Inc.                                          415,650
       1,700   Printronix, Inc.(a)                                            33,788
       9,900   QLogic Corp.(a)                                             1,341,450
       2,600   Radisys Corp.(a)                                              156,325
      14,900   Remedy Corp.                                                  627,662
      11,900   Robotic Vision Systems, Inc.                                  190,400
      10,700   RWD Technologies, Inc.(a)                                      89,613
       1,900   SBS Technologies, Inc.(a)                                      54,625
      21,500   Technitrol, Inc.                                            1,252,375
       7,700   Three-Five Systems, Inc.(a)                                   462,000
       8,600   Trimble Navigation Ltd.(a)                                    221,450
      28,200   United Stationers, Inc.(a)                                  1,006,387
      31,900   Wolverine Tube, Inc.(a)                                       408,719
      17,000   Xircom, Inc.(a)                                               629,000
       7,400   Zoran Corp.(a)                                                416,712
                                                                      --------------
                                                                          27,558,599
-------------------------------------------------------------------------------------
Utilities  1.6%
      40,900   Energen Corp.                                                 651,844
       7,600   Hawaiian Electric Industries, Inc.                            241,775
      27,100   Madison Gas & Electric Co.                                    484,412
      14,800   Minnesota Power & Light Co.                                   246,050
         200   Northwestern Corp.                                              4,125
                                                                      --------------
                                                                           1,628,206
                                                                      --------------
               Total long-term investments (cost $101,122,949)           101,457,793
                                                                      --------------

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Portfolio of Investments as of March 31, 2000 Cont'd.

Principal
Amount
(000)          Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.1%
Repurchase Agreement
$      3,211   Joint Repurchase Agreement Account,
                6.15%, 4/3/00
                (cost $3,211,000; Note 5)                             $    3,211,000
                                                                      --------------
               Total Investments  100.0%
                (cost $104,333,949; Note 4)                              104,668,793
               Other assets in excess of liabilities                          22,057
                                                                      --------------
               Net Assets  100%                                       $  104,690,850
                                                                      --------------
                                                                      --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security segregated as collateral for futures contracts.
    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Assets and Liabilities

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $104,333,949)                           $104,668,793
Cash                                                                      21,007
Receivable for investments sold                                        1,122,517
Deferred organization expenses and other assets                           83,325
Due from broker - variation margin                                        52,750
Dividends and interest receivable                                         49,460
Receivable for Fund shares sold                                           49,046
                                                                   --------------
      Total assets                                                   106,046,898
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                       843,085
Accrued expenses                                                         382,819
Distribution fees payable                                                 74,160
Management fee payable                                                    55,984
                                                                   --------------
      Total liabilities                                                1,356,048
                                                                   --------------
NET ASSETS                                                          $104,690,850
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     11,432
   Paid-in capital in excess of par                                  149,365,106
                                                                   --------------
                                                                     149,376,538
   Accumulated net realized loss on investments                      (44,730,781)
   Net unrealized appreciation on investments                             45,093
                                                                   --------------
Net assets, March 31, 2000                                          $104,690,850
                                                                   --------------
                                                                   --------------

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   March 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($26,740,873 / 2,883,068 shares of common stock issued and
      outstanding)                                                         $9.28
   Sales charge (5% of offering price)                                       .49
                                                                   --------------
   Maximum offering price to public                                        $9.77
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($69,022,716 / 7,571,512 shares of common stock
      issued and outstanding)                                              $9.12
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share
      ($8,055,759 / 883,670 shares of common stock issued and
      outstanding)                                                         $9.12
   Sales charge (1% of offering price)                                       .09
                                                                   --------------
   Offering price to public                                                $9.21
                                                                   --------------
                                                                   --------------
Class Z:
   Netasset value, offering price and redemption price per share ($871,502 /
      93,442 shares of common stock issued and
      outstanding)                                                         $9.33
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Operations

                                                                            Year
                                                                           Ended
                                                                   March 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                        $  1,571,148
   Interest                                                              369,784
                                                                   --------------
      Total income                                                     1,940,932
                                                                   --------------
Expenses
   Management fee                                                        847,276
   Distribution fee--Class A                                              95,117
   Distribution fee--Class B                                             894,738
   Distribution fee--Class C                                             118,446
   Transfer agent's fees and expenses                                    282,000
   Reports to shareholders                                               180,000
   Custodian's fees and expenses                                         115,000
   Registration fees                                                      85,000
   Legal fees and expenses                                                60,000
   Amortization of deferred organization expenses                         31,333
   Audit fee and expenses                                                 25,000
   Directors' fees                                                        16,000
   Miscellaneous                                                          47,594
                                                                   --------------
      Total expenses                                                   2,797,504
                                                                   --------------
Net investment loss                                                     (856,572)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                           (21,273,280)
   Financial futures transactions                                      2,791,962
                                                                   --------------
                                                                     (18,481,318)
                                                                   --------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        50,640,600
   Financial futures transactions                                       (363,738)
                                                                   --------------
                                                                      50,276,862
                                                                   --------------
Net gain on investments                                               31,795,544
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 30,938,972
                                                                   --------------
                                                                   --------------

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Statement of Changes in Net Assets

                                                       Year Ended March 31,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $    (856,572)      $     (928,383)
   Net realized loss on investments              (18,481,318)         (26,249,463)
   Net change in unrealized
      appreciation/depreciation on
      investments                                 50,276,862          (77,150,441)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   30,938,972         (104,328,287)
                                               --------------    ------------------
Distributions from net realized gains (Note 1)
   Class A                                                --           (1,145,659)
   Class B                                                --           (2,301,304)
   Class C                                                --             (390,070)
   Class Z                                                --              (87,222)
                                               --------------    ------------------
                                                          --           (3,924,255)
                                               --------------    ------------------
Fund share transactions (net of share conversions)
   (Note 6)
   Net proceeds from shares sold                  20,450,947           70,366,132
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                       --            3,790,396
   Cost of shares reacquired                    (114,601,474)        (150,960,828)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                         (94,150,527)         (76,804,300)
                                               --------------    ------------------
Total decrease                                   (63,211,555)        (185,056,842)
NET ASSETS
Beginning of year                                167,902,405          352,959,247
                                               --------------    ------------------
End of year                                    $ 104,690,850       $  167,902,405
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements

      Prudential Small-Cap Quantum Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on August 1, 1997 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 10, 1997. The investment objective of the Fund is long-term capital appreciation which is sought by investing primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation: Securities listed on a securities exchange and Nasdaq National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principle market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Deferred Organization Expenses: Approximately $154,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Fund commenced investment operations.

      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.' The effect of applying this statement was to decrease accumulated net investment loss by $856,572 and decrease paid in capital in excess of par by $856,572 for certain non-deductible expenses and net operating loss for the year ended March 31, 2000. Net investment loss, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended March 31, 2000.

      PIMS has advised the Fund that it has received approximately $20,700 and $3,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended March 31, 2000. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended March 31, 2000, they received approximately $876,600 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended March 31, 2000, the Fund incurred fees of approximately $251,500 for the services of PMFS. As of March 31, 2000, approximately $17,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended March 31, 2000, PSI earned approximately $10,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2000 were $87,808,557 and $174,397,989, respectively.

      The federal income tax basis of the Fund's investments at March 31, 2000 was $104,503,800 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $164,993 (gross unrealized appreciation--$18,516,995; gross unrealized depreciation--$18,352,002).

      For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000, of approximately, $44,056,981 of which $3,890,973 expires in 2007 and $40,166,008 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

      The Fund will elect, for United States Federal income tax purposes, to treat net long-term capital losses of $793,699 incurred in the five months ended March 31, 2000 as having been incurred in the following fiscal year.

      During the year ended March 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at March 31, 2000 are as follows:

                                                  Value at       Value at
Number of                         Expiration       Trade        March 31,        Unrealized
Contracts          Type              Date           Date           2000        (Depreciation)
---------     ---------------    ------------    ----------     ----------     ---------------
              Long Positions:
     7         Russell 2000      June 2000       $2,111,971     $1,908,725        $(203,246)
     3         Russell 2000      June 2000          904,530        818,025          (86,505)
                                                                               ---------------
                                                                                  $(289,751)
                                                                               ---------------
                                                                               ---------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of March 31, 2000, the Fund has a .5% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $3,211,000 principal amount. As of such date, the

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

repurchase agreements in the joint account and the value of the collateral therefore were as follows:

      Bear Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.

      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.

      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.

      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 2000:
Shares sold                                                   1,766,896    $  15,129,661
Shares reacquired                                            (5,195,169)     (43,996,626)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (3,428,273)     (28,866,965)
Shares issued upon conversion from Class B                       29,878          257,051
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,398,395)   $ (28,609,914)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999
Shares sold                                                   2,696,758    $  25,459,881
Shares issued in reinvestment of distributions                  133,662        1,122,758
Shares reacquired                                            (7,130,641)     (63,483,930)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (4,300,221)     (36,901,291)
Shares issued upon conversion from Class B                       25,488          213,899
                                                            -----------    -------------
Net decrease in shares outstanding                           (4,274,733)   $ (36,687,392)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     454,770    $   3,782,849
Shares reacquired                                            (6,708,108)     (55,819,897)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (6,253,338)     (52,037,048)
Shares issued upon conversion into Class A                      (30,287)        (257,051)
                                                            -----------    -------------
Net decrease in shares outstanding                           (6,283,625)   $ (52,294,099)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small-Cap Quantum Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended March 31, 1999:
Shares sold                                                   3,544,591    $  33,771,230
Shares issued in reinvestment of distributions                  264,099        2,202,587
Shares reacquired                                            (7,920,628)     (67,279,455)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (4,111,938)     (31,305,638)
Shares reacquired upon conversion into Class A                  (25,646)        (213,899)
                                                            -----------    -------------
Net decrease in shares outstanding                           (4,137,584)   $ (31,519,537)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                      64,274    $     542,300
Shares reacquired                                            (1,209,740)      (9,983,869)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,145,466)   $  (9,441,569)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     477,990    $   4,468,986
Shares issued in reinvestment of distributions                   45,585          380,178
Shares reacquired                                            (1,845,359)     (15,689,617)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,321,784)   $ (10,840,453)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended March 31, 2000:
Shares sold                                                     118,464    $     996,137
Shares reacquired                                              (577,137)      (4,801,082)
                                                            -----------    -------------
Net decrease in shares outstanding                             (458,673)   $  (3,804,945)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended March 31, 1999:
Shares sold                                                     703,945    $   6,666,035
Shares issued in reinvestment of distributions                   10,080           84,873
Shares reacquired                                              (530,522)      (4,507,826)
                                                            -----------    -------------
Net increase in shares outstanding                              183,503    $   2,243,082
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights

                                                             Class A
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.44        $ 10.95           $  10.00
                                       --------------     -------         ----------
Income from investment operations
Net investment income (loss)                 (0.01)           .03                .02
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.85          (3.41)               .94
                                       --------------     -------         ----------
   Total from investment
      operations                              1.84          (3.38)               .96
                                       --------------     -------         ----------
Less distributions
Distributions in excess of net
   investment income                            --             --               (.01)
Distributions from net realized
   gains                                        --           (.13)                --
                                       --------------     -------         ----------
Net asset value, end of period            $   9.28        $  7.44           $  10.95
                                       --------------     -------         ----------
                                       --------------     -------         ----------
TOTAL RETURN(c):                             24.73%        (31.00)%             9.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 26,741        $46,736           $115,621
Average net assets (000)                  $ 38,047        $82,332           $106,453
Ratios to average net assets:
   Expenses, including
      distribution fees                       1.45%          1.26%              1.22%(b)
   Expenses, excluding
      distribution fees                       1.20%          1.01%              0.97%(b)
   Net investment income (loss)              (0.07)%          .16%               .47%(b)
Portfolio turnover rate                         66%           106                 39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class B
                                       ----------------------------------------------------
                                          Year Ended March 31,         November 10, 1997(a)
                                       ---------------------------           through
                                          2000(d)           1999          March 31, 1998
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.37        $  10.93           $  10.00
                                       --------------     --------         ----------
Income from investment operations
Net investment loss                          (0.07)           (.06)              (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.82           (3.37)               .94
                                       --------------     --------         ----------
   Total from investment
      operations                              1.75           (3.43)               .93
                                       --------------     --------         ----------
Less distributions
Distributions from net realized
gains                                           --            (.13)                --
                                       --------------     --------         ----------
Net asset value, end of period            $   9.12        $   7.37           $  10.93
                                       --------------     --------         ----------
                                       --------------     --------         ----------
TOTAL RETURN(c):                             23.91%         (31.61)%             9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $ 69,023        $102,094           $196,671
Average net assets (000)                  $ 89,474        $158,085           $170,484
Ratios to average net assets:
   Expenses, including
      distribution fees                       2.20%           2.01%              1.97%(b)
   Expenses, excluding
      distribution fees                       1.20%           1.01%              0.97%(b)
   Net investment income (loss)              (0.82)%          (.58)%             (.29)%(b)
Portfolio turnover rate                         66%            106%                39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class C
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                    $   7.37        $ 10.93           $  10.00
                                       --------------     -------           --------
Income from investment operations
Net investment loss                          (0.07)          (.08)              (.01)
Net realized and unrealized gain
   (loss) on investment
   transactions                               1.82          (3.35)               .94
                                       --------------     -------           --------
   Total from investment
      operations                              1.75          (3.43)               .93
                                       --------------     -------           --------
Less distributions
Distributions from net realized
   gains                                        --           (.13)                --
                                       --------------     -------           --------
Net asset value, end of period            $   9.12        $  7.37           $  10.93
                                       --------------     -------           --------
                                       --------------     -------           --------
TOTAL RETURN(c):                             23.91%        (31.61)%             9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)           $  8,056        $14,951           $ 36,628
Average net assets (000)                  $ 11,845        $27,182           $ 34,000
Ratios to average net assets:
   Expenses, including
      distribution fees                       2.20%          2.01%              1.97%(b)
   Expenses, excluding
      distribution fees                       1.20%          1.01%              0.97%(b)
   Net investment income (loss)              (0.82)%         (.59)%             (.29)%(b)
Portfolio turnover rate                         66%           106%                39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.

                                           See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Financial Highlights Cont'd.

                                                             Class Z
                                       ---------------------------------------------------
                                          Year Ended March 31,        November 10, 1997(a)
                                       --------------------------           through
                                          2000(d)          1999          March 31, 1998
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                     $ 7.46         $10.96             $10.00
                                          -------         -------           -------
Income from investment operations
Net investment income (loss)                (0.02)           .05                .02
 Net realized and unrealized gain
 (loss) on investment transactions           1.89          (3.42 )              .95
                                          -------         -------           -------
   Total from investment
      operations                             1.87          (3.37 )              .97
                                          -------         -------           -------
Less distributions
Distributions in excess of net
   investment income                           --             --               (.01)
Distributions from net realized
gains                                          --           (.13 )               --
                                          -------         -------           -------
Net asset value, end of period             $ 9.33         $ 7.46             $10.96
                                          -------         -------           -------
                                          -------         -------           -------
TOTAL RETURN(c):                            25.07%        (30.88 )%            9.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)            $  872         $4,121             $4,039
Average net assets (000)                   $1,847         $5,315             $2,709
Ratios to average net assets:
   Expenses, including
      distribution fees                      1.20%          1.01 %             0.97%(b)
   Expenses, excluding
      distribution fees                      1.20%          1.01 %             0.97%(b)
   Net investment income (loss)              0.22%           .43 %              .51%(b)
Portfolio turnover rate                        66%           106 %               39%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based on weighted average shares outstanding during the year.

    See Notes to Financial Statements

       Prudential Small-Cap Quantum Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Small-Cap Quantum Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small-Cap Quantum Fund, Inc. (the 'Fund,') at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 10, 1997 (commencement of investment operations) through March 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 23, 2000

                                           See Notes to Financial Statements

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/1999  SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1999                            $6,640.79      $2,845.63           $40.22          $15.64      $9.40

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

   YEAR                        1989     1990     1991    1992    1993    1994     1995    1996    1997    1998    1999
   ------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   TREASURY
   BONDS(1)                     14.4%     8.5%   15.3%    7.2%   10.7%    (3.4)%  18.4%    2.7%     9.6%  10.0%    (2.56)%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   MORTGAGE
   SECURITIES(2)                15.4%    10.7%   15.7%    7.0%    6.8%    (1.6)%  16.8%    5.4%     9.5%   7.0%     1.86%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
   CORPORATE BONDS(3)           14.1%     7.1%   18.5%    8.7%   12.2%    (3.9)%  22.3%    3.3%    10.2%   8.6%    (1.96)%
   ------------------------------------------------------------------------------------------------------------------------
   U.S. HIGH YIELD
   BONDS(4)                      0.8%    (9.6)%  46.2%   15.8%   17.1%    (1.0)%  19.2%   11.4%    12.8%   1.6%     2.39%
   ------------------------------------------------------------------------------------------------------------------------
   WORLD GOVERNMENT
   BONDS(5)                     (3.4)%   15.3%   16.2%    4.8%   15.1%     6.0%   19.6%    4.1%    (4.3)%  5.3%    (5.07)%
   ------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------
   DIFFERENCE BETWEEN
   HIGHEST
   AND LOWEST RETURN PERCENT    18.8     24.9    30.9    11.0    10.3      9.9     5.5     8.7     17.1    8.4      7.46

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.

                     AVERAGE ANNUAL TOTAL RETURNS OF MAJOR
                              WORLD STOCK MARKETS
                     (12/31/85 - 12/31/99) in U.S. Dollars

                         EDGAR REPRESENTATION OF CHART

Sweden                          22.70%
Hong Kong                       20.37%
Spain                           20.11%
Netherland                      18.63%
Belgium                         18.41%
France                          17.69%
USA                             17.39%
UK                              16.41%
Europe                          16.28%
Switzerland                     15.58%
Sing/Mlysia                     15.07%
Denmark                         14.72%
Germany                         13.29%
Australia                       11.68%
Italy                           11.39%
Canada                          11.10%
Japan                           9.59%
Norway                          8.91%
Austria                         7.09%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF CHART
CAPITAL APPRECIATION AND
REINVESTING DIVIDENDS -$474,094
CAPITAL APPRECIATION ONLY -$159,597

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          World Total: $20.7 Trillion

EDGAR REPRESENTATION OF CHART
CANADA--2.1%
U.S.--49.0%
EUROPE--32.5%
PACIFIC BASIN--16.4%

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926                                                       PLOT POINTS
1936
1946
1956
1966
1976
1986
1996
1999

                                    Year-End

------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.